Disaggregation of Revenue	12 Months Ended
Dec. 31, 2024
Disaggregation of Revenue [Abstract]
Disaggregation of Revenue
18.	Disaggregation of Revenue
The following tables disaggregate the Company’s revenues by major source and nature of the underlying arrangements for the years ended December 31, 2019, 2020, 2021, 2022, 2023 and 2024, respectively.
Sales-type lease income represents lease arrangements that meet the criteria for sales-type leases under ASC 842, primarily from the dormitory units in Nam Tai Inno Park that do not contain repurchase options.
Operating lease income represents lease income recognized on a straight-line basis over the lease term when the lessee has possession of the leased space. This category also included lease arrangements arising from those units in the dormitories of Nam Tai Inno Park for customers who had exercised repurchase options in 2024 that were accounted for as leases in accordance with the Company’s application of the practical expedient. Thus, not all sales with repurchase options were accounted for as operating leases.
Sales of property relate primarily to sales of residential properties in Nam Tai • Longxi, recognized under ASC 606 when control of the property is transferred to the customer.
Property service income represents revenue from property management in the existing factory buildings located on the sites of Nam Tai Inno Park, Tang Xi and Shanghai.
Other revenue consists mainly of utility reimbursements and other ancillary income.

Year ended December 31,	2019	2020	2021	2022	2023	2024
	(’000)	(’000)	(’000)	(’000)	(’000)	(’000)
Operations income
Sales-type lease income	$—	$66,778	$46,734	$574	$2,603	$4,735
Operating lease income	$2,526	$3,817	$12,076	$16,475	$16,028	$14,474
Sales of property	$—	$—	$—	$26,946	$58,372	$4,125
Property service income	$11	$214	$2,393	$4,199	$4,096	$3,738
Other revenue	$428	$397	$1,159	$1,894	$2,106	$2,113

	2,965	$71,206	$62,362	$50,088	$83,205	$29,185